October 10, 2018

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    First Symetra National Life Insurance Company of New York ("Registrant")
First Symetra Separate Account S ("Depositor") (File No. 811-07949)

Dear Commissioners:

On behalf of First Symetra National Life Insurance Company of New York and the First Symetra Separate Account S, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the semi-annual reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following semi-annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
American Century Variable Portfolios Inc.	811-05188
Federated Insurance Series	811-08042
Pioneer Variable Contracts Trust /MA/	811-08786
Variable Insurance Products Fund V	811-05361
Voya Investors Trust	811-05629
Voya Variable Portfolios Inc.	811-07651

If you have any questions regarding this filing, please contact me at (515) 471-8159.

Sincerely,

/s/ Darlene K. Chandler

Darlene K. Chandler
Vice President and Associate General Counsel